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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 3, 2004


                            MASTERCARD INCORPORATED
             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-50250                 13-4172551
      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

           2000 PURCHASE STREET
            PURCHASE, NEW YORK                             10577
 (Address of principal executive offices)               (Zip Code)

                                 (914) 249-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)



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
ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

        Exhibit 99.1 Press Release of MasterCard International Incorporated, dated May 3, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

      Set forth below are tables that provide information regarding the performance results for the three months ended March 31, 2004 for the payment programs of MasterCard International Incorporated and MasterCard Europe sprl (collectively, "MasterCard"), the principal operating subsidiaries of MasterCard Incorporated. In addition, set forth below are tables that provide information regarding MasterCard's payment programs for the years ended December 31, 2003 and 2002, in each case restated to present the information on the same basis as the information in the tables for the three months ended March 31, 2004.

      The tables set forth the gross dollar volume ("GDV"), purchase volume, cash volume and the number of purchase transactions, cash transactions, accounts and cards on a regional basis for MasterCard(R)-branded and MasterCard Electronic(TM)-branded cards. Growth rates over prior periods are provided for volume-based data.

                                                         FOR THE 3 MONTHS ENDED MARCH 31, 2004
                         ----------------------------------------------------------------------------------------------------------
 ALL PROGRAMS EXCEPT        GDV     GROWTH  PURCHASE   GROWTH   PURCHASE       CASH     GROWTH     CASH        ACCOUNTS     CARDS
                                              VOLUME           TRANSACTIONS   VOLUME            TRANSACTIONS
 ON-LINE DEBIT PROGRAMS  (Billions) (Local) (Billions) (Local)  (Millions)  (Billions)  (Local) (Millions)   (Millions)  (Millions)
                         ----------------------------------------------------------------------------------------------------------
 South Asia / Middle
  East Africa             $3.4      27.4%   $ 2.3      25.3%      43.6      $1.0        32.5%     9.0         8.7         10.3
 Asia / Pacific           55.5      -3.0%    36.6      10.8%     379.3      18.9       -21.9%    53.2       111.0        122.6
 Europe                   89.7      14.4%    69.0      16.1%     896.2      20.6         9.3%   174.4        90.4        101.9
 Latin America            15.0      30.8%     6.6      23.8%     186.1       8.5        36.8%    72.9        39.3         49.2
 Canada                   10.8      13.3%     8.9      12.9%     131.4       1.9        15.1%     4.4        20.8         27.1
 United States           157.5       7.3%   120.8      12.5%   1,681.0      36.7        -6.9%   112.5       261.4        316.4
 Worldwide               331.9       8.4%   244.3      13.6%   3,317.6      87.6        -3.8%   426.5       531.6        627.5

 CREDIT PROGRAMS

 United States           126.7       8.0%    99.6      12.0%   1,178.7      27.1        -4.5%    18.0       211.8        262.0
 Worldwide               270.1       8.9%   208.8      14.0%   2,570.0      61.3        -5.6%   180.0       457.1        542.3


 OFF-LINE DEBIT PROGRAMS

 United States            30.8       4.6%    21.2      15.0%     502.3       9.6       -12.9%    94.5        49.6         54.4
 Worldwide                61.7       6.7%    35.4      11.6%     747.6      26.3         0.7%   246.5        74.5         85.2

                                                              FOR THE YEAR ENDED DECEMBER 31, 2003
                         -----------------------------------------------------------------------------------------------------------
 ALL PROGRAMS EXCEPT       GDV     GROWTH  PURCHASE    GROWTH   PURCHASE      CASH       GROWTH       CASH     ACCOUNTS     CARDS
                                            VOLUME            TRANSACTIONS   VOLUME               TRANSACTIONS
 ON-LINE DEBIT PROGRAMS (Billions) (Local) (Billions) (Local)  (Millions)   (Billions)  (Local)    (Millions) (Millions)  (Millions)
                        ------------------------------------------------------------------------------------------------------------
 South Asia / Middle
  East Africa             $11.3    18.1%    $8.0      17.9%       158.3     $3.4         18.6%      31.8        8.4         9.8
 Asia / Pacific           213.1    -9.0%   128.8       1.2%     1,440.6     84.2        -21.1%     197.2      110.5       122.1
 Europe                   315.8    13.3%   239.8      14.3%     3,524.1     75.9         10.5%     709.8       89.7       100.3
 Latin America             53.0    31.3%    24.0      20.3%       689.5     29.0         42.0%     269.8       37.9        47.7
 Canada                    41.7    14.7%    34.7      14.9%       538.4      7.0         13.7%      17.8       20.2        26.6
 United States            636.6     5.7%   481.1       8.9%     6,840.2    155.5         -2.9%     557.6      263.9       319.9
 Worldwide              1,271.5     5.9%   916.4       9.6%    13,191.1    355.1         -2.7%   1,784.1      530.6       626.4

 CREDIT PROGRAMS

 United States            514.5     5.9%   399.6       7.3%     4,889.9    114.9          1.3%      82.1      215.8       266.7
 Worldwide              1,034.8     5.1%   783.0       8.9%    10,249.8    251.8         -5.2%     691.6      458.6       543.5

 OFF-LINE DEBIT PROGRAMS

 United States            122.2     5.1%    81.5      17.2%     1,950.3     40.6        -13.1%     475.5       48.1        53.2
 Worldwide                236.6     9.2%   133.4      13.7%     2,941.3    103.2          3.8%   1,092.5       72.0        82.9

                                                         FOR THE YEAR ENDED DECEMBER 31, 2002
                         -----------------------------------------------------------------------------------------------------------
 ALL PROGRAMS EXCEPT        GDV      GROWTH    PURCHASE   GROWTH   PURCHASE      CASH     GROWTH     CASH       ACCOUNTS    CARDS
                                               VOLUME            TRANSACTIONS   VOLUME            TRANSACTIONS
 ON-LINE DEBIT PROGRAMS  (Billions) (Local)   (Billions) (Local)  (Millions)   (Billions) (Local)  (Millions)  (Millions) (Millions)
                         -----------------------------------------------------------------------------------------------------------
 South Asia / Middle
  East Africa               $7.9     22.9%   $5.6        23.4%      141.2       $2.4       21.7%     26.1        6.7        7.7
 Asia / Pacific            223.2     10.6%  121.3         6.9%    1,304.9      101.9       15.4%    213.0      100.9      112.1
 Europe                    242.0     14.8%  183.4        14.6%    3,104.7       58.7       15.2%    672.3       77.2       86.9
 Latin America              44.3     67.8%   21.6        16.9%      598.9       22.7      186.6%    219.6       35.2       44.4
 Canada                     32.3     18.0%   26.8        18.2%      473.4        5.5       16.9%     16.8       18.5       24.3
 United States             602.2     16.2%  442.0        15.4%    6,245.0      160.2       18.3%    638.0      251.5      315.8
 Worldwide               1,151.9     16.2%  800.6        14.0%   11,868.1      351.3       21.5%  1,785.8      490.0      591.2

 CREDIT PROGRAMS

 United States             485.9     15.3%  372.4        14.7%    4,569.7      113.5       17.5%     93.7      210.0      267.5
 Worldwide                 945.8     14.1%  690.5        13.3%    9,269.7      255.3       16.3%    674.5      425.7      515.0


 OFF-LINE DEBIT PROGRAMS

 United States             116.3     19.8%   69.5        19.4%    1,675.3       46.7       20.3%    544.3       41.5       48.3
 Worldwide                 206.1     26.8%  110.1        18.6%    2,598.4       96.0       37.8%  1,111.4       64.3       76.2

      Maestro(R) and Cirrus(R) on-line debit transactions, Mondex(R) transactions and other branded transactions are not included in the preceding tables.

      For purposes of the tables: GDV represents purchase volume plus cash volume and includes the impact of balance transfers and convenience checks; purchase volume means the aggregate dollar amount of purchases made with MasterCard-branded cards for the relevant period; and cash volume means the aggregate dollar amount of cash disbursements obtained with MasterCard-branded cards for the relevant period. The number of cards includes virtual cards, which are MasterCard-branded payment accounts in connection with which functional cards are not generally issued.

      The MasterCard payment product is comprised of both credit programs and off-line debit programs, and certain data relating to each type of program is included in the tables. Credit programs include MasterCard-branded credit and charge programs. Off-line debit programs include MasterCard-branded debit programs where the primary means of cardholder validation at the point of sale is for cardholders to sign a sales receipt.

      Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which MasterCard volumes are reported. These exchange rates are calculated on a quarterly basis using the average exchange rate for each quarter. However, MasterCard reports period-over-period rates of change in GDV, purchase volume and cash volume solely on the basis of local currency information, in order to eliminate the impact of changes in the value of foreign currencies against the U.S. dollar in calculating such rates of change. Accordingly, the period-over-period rates of change set forth in the tables cannot be extrapolated directly by reference to dollar volume information presented by MasterCard for the current and historical periods.

      The data set forth in the GDV, purchase volume, purchase transactions, cash volume and cash transactions columns is derived from information provided by MasterCard members that is subject to logical and statistical verification by MasterCard and partial cross-checking against information provided by MasterCard's transaction processing systems. The data set forth in the accounts and cards columns is derived from information provided by MasterCard members and is subject to certain limited logical and statistical verification by MasterCard. All data is subject to revision and amendment by MasterCard's members subsequent to the date of its release.

      A portion of the data set forth in the accounts and cards columns reflects the impact of routine portfolio changes among members and other practices that may lead to over counting of the underlying data in certain circumstances.

      The tables include information with respect to MasterCard-branded transactions that are not processed by MasterCard and transactions for which MasterCard does not earn revenues.

      Certain information in the preceding tables has been the subject of prior public release by MasterCard. The information in the preceding tables for the years ended December 31, 2003 and 2002 has been restated to conform to the presentation of information in the tables for the three months ended March 31, 2004 and to reflect revisions to certain historical statistical information provided by MasterCard's members subsequent to the previous release of this information by MasterCard. Among other adjustments, the number of cards has been adjusted for all periods to reflect a change in reporting methodology by a U.S. member.

      Attached also as Exhibit 99.1 is a press release issued by MasterCard International Incorporated, dated May 3, 2004, which further discusses the results of MasterCard's payment programs for the three months ended March 31, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Mastercard Incorporated



Date: May 3, 2004                      By /s/ Noah J. Hanft
                                          -------------------------
                                          Noah J. Hanft
                                          General Counsel and Secretary